Subsequent events	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent events
15. Subsequent events
The following events occurred after March 31, 2022:
On May 12, 2022, ProFrac Holding Corp. completed its IPO of 16,000,000 shares of its Class A common stock, par value $0.01 per share (the “Class A Common Stock”) at a public offering price of $18.00 per share. On June 6, 2022, an over-allotment option was exercised resulting in an additional 2,228,153 shares of Class A Common Stock being priced at $18.00 per share. The IPO and exercise of the over-allotment option generated combined net proceeds of $303.9 million, after deducting underwriter discounts and commissions and estimated offering costs. The Company used $72.9 million of the net proceeds to redeem the membership ownership interests from the then-existing owners of THRC FTSI Related Equity (as described in Note 11 – Acquisitions and Investments) and contributed the remaining proceeds to ProFrac LLC. The Company used the remaining proceeds (i) to pay down $143.8 million of the outstanding borrowings under the New Term Loan Credit Facility (as defined herein) (ii) to fully pay the $22.0 million of the outstanding borrowings of the Backstop Note (as defined herein) (iii) pay down $22.0 million of the outstanding borrowings of the Closing Date

Note (as defined herein) (iv) to pay down $20.8 million of the outstanding borrowings of the Equify Bridge Note (as defined herein) and (v) with the remaining proceeds to be used for general corporate uses and additional repayment of debt.
On April 8, 2022, the New ABL Credit Facility was amended to add the $100.0 million incremental facility, increasing the maximum revolver amount and lender commitments to $200.0 million. In connection with increasing the maximum revolver amount, certain thresholds in the following definitions and/or provisions were revised proportionately to account for such increase in the maximum revolver amount: the definition of Cash Dominion Period, the definition of Collateral Reporting Period, the definition of Covenant Trigger Period, the definition of Specified Conditions and the Minimum Liquidity covenant. All other terms and conditions of the New ABL Credit Facility remained substantially unchanged. As of April 30, 2022, the maximum availability under the New ABL Credit Facility was the aggregate lender commitments of $200.0 million with $110.7 million of borrowings outstanding and $9.2 million of letters of credit outstanding, resulting in approximately $80.1 million of remaining availability.
On May 17, 2022, ProFrac Services, LLC (“ProFrac Services”) and Flotek Chemistry, LLC (“Flotek Chemistry”), entered into an amendment (the “Amendment”) to the Flotek Supply Agreement between Flotek Chemistry and ProFrac Services dated February 2, 2022 pursuant to which ProFrac Services will purchase certain products and services from Flotek Chemistry.
The Amendment was entered into in connection with the closing of transactions (the “Closing”) contemplated by that certain Securities Purchase Agreement, dated as of February 16, 2022, between Flotek and ProFrac Holdings, LLC, an affiliate of the Company (“ProFrac Holdings”). Concurrent with the Closing, (i) the term of the Flotek Supply agreement is increased to ten years and the scope increased to 30 fleets (ii) Flotek issued $50,000,000 in aggregate principal amount of 10% convertible PIK notes to ProFrac Holdings and (iii) Flotek and ProFrac Holdings entered into a registration rights agreement with respect to the resale of shares of common stock of Flotek acquired by ProFrac Holdings or its affiliates.
On May 12, 2022, as part of the IPO completed in May 2022, the sellers of Munger Ranch were issued 2,114,273 shares of Class A Common Stock as consideration for the Munger Ranch purchase.
On May 3, 2022, Wilks Brothers, (the “Service Provider”) and ProFrac II LLC entered into a shared services agreement (the “Shared Services Agreement”), pursuant to which the Service Provider will provide certain consulting, technical and administrative services to ProFrac II LLC. In exchange for such services, ProFrac II LLC will pay to the Service Provider an aggregate annual retainer fee equal to $7.0 million payable in quarterly installments. The Shared Services Agreement will continue for a period of three years from its execution date, and then automatically be extended for additional one-year terms
unless the Service Provider or ProFrac II LLC provides 90 days prior written notice of its desire not to automatically extend the term. The Shared Services Agreement may only be assigned by a party with the other party’s consent. Farris C. Wilks and Dan H. Wilks own the Service Provider.
On May 2, 2022, the Company adopted the Long Term Incentive Plan (“LTIP”) for the benefit of employees, directors and consultants of the Company and its affiliates. The LTIP provides for the grant of all or any of the following types of awards: (1) incentive stock options qualified as such under U.S. federal income tax laws; (2) stock options that do not qualify as incentive stock options; (3) stock appreciation rights; (4) restricted stock awards; (5) restricted stock units; (6) bonus stock; (7) dividend equivalents; (8) other stock-based awards; (9) cash awards; and (10) substitute awards. Subject to adjustment in accordance with the terms of the LTIP, 3,120,708 shares of Class A Common Stock have been reserved for issuance pursuant to awards under the LTIP. If an award under the LTIP is forfeited, settled for cash or expires without the actual delivery of shares, any shares subject to such award will again be available for new awards under the LTIP. The LTIP will be administered by the board’s compensation committee or the board, as applicable. As of June 21, 2022, an aggregate of 509,467 restricted stock units with respect to 509,467 shares of Class A Common Stock were issued and outstanding under the LTIP.
On June 16, 2022, ProFrac II LLC entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) by and among ProFrac II LLC, FoxRock Ranch Holding Company, LLC (“SP Seller”), SP Silica of Monahans, LLC (“SP Monahans”) and SP Silica Sales, LLC (“SP Sales and, together with SP Monahans, the “SP Companies”). Pursuant to the Purchase Agreement, at the Closing (as defined in the Purchase Agreement), upon the terms and subject to the conditions set forth in the Purchase Agreement, ProFrac II LLC has agreed to purchase from SP Seller 100% of the issued and outstanding membership interests of each of the SP Companies for a purchase price of $90,000,000 in cash, subject to certain customary working capital, indebtedness and other adjustments at the time of the closing (the “SPS Acquisition”). The closing of the transactions contemplated by the Purchase Agreement is to take place on the third business day after the satisfaction or waiver of all conditions to the obligations of the parties to consummate such transactions. In connection with the closing of the SPS Acquisition, ProFrac II LLC would acquire, among other things, an in-basin
frac sand facility and related mining operations in the Permian Basin.
On June 17, 2022, ProFrac II LLC, a wholly-owned subsidiary of ProFrac Holdings, and Flotek entered into a Securities Purchase Agreement (the “Flotek SPA”). In connection with the closing of the Flotek SPA on June 21, 2022, Flotek issued and sold to ProFrac II LLC certain pre-funded
warrants of Flotek, each exercisable into one share of Flotek common stock, on the terms and subject to the conditions set forth therein. Pursuant to the Flotek SPA, at the closing, Flotek issued and sold to ProFrac II LLC pre-funded
warrants (the “Flotek Warrants”) to purchase from Flotek up to a total of 13,104,839 shares of Flotek common stock (the “Warrant Shares”) at any time and at an exercise price equal to $0.0001 per share (subject to adjustment in accordance with the terms of the Flotek Warrant), in exchange for the payment by ProFrac II LLC to Flotek of $19,500,000 in cash. ProFrac II LLC and its affiliates may not receive any voting or consent rights in respect of the Flotek Warrants or the underlying shares unless and until (i) Flotek has obtained approval from a majority of its shareholders excluding ProFrac II LLC and its affiliates and (ii) ProFrac II LLC has paid an additional $4,500,000 to Flotek.
As previously disclosed in the Company’s Current Report on Form
8-K
filed with the SEC on June 24, 2022 (the “USWS Merger
8-K”),
on June 21, 2022, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, U.S. Well Services, Inc., a Delaware corporation (“USWS”), and Thunderclap Merger Sub I, Inc., a Delaware corporation and an indirect subsidiary of the Company (“Merger Sub”). The Merger Agreement provides for, among other things, the merger of Merger Sub Inc. with and into USWS, with USWS surviving the merger as the surviving corporation and an indirect subsidiary of the Company (the “Merger”). The acquisition is expected to be completed in the fourth quarter of 2022, subject to the satisfaction of customary closing conditions, including the approval of USWS stockholders, as described further below and in the USWS Merger
8-K.
Based on the closing price of the Company’s Class A Common Stock (as reported on the Nasdaq Global Select Market) of $21.49 per share on June 21, 2022, the last trading day prior to announcement of the Merger Agreement, the transaction represents aggregate stock consideration of approximately $93 million and a consideration per share of Class A Common Stock of USWS, par value $0.0001 per share (the “USWS Common Stock”) of $1.21. After giving effect to the conversions of certain securities of USWS, as described in the USWS Merger
8-K,
the total stock consideration payable to USWS stockholders and holders of USWS equity awards, based on the Company’s Class A Common Stock June 21, 2022 closing price, would be approximately $270 million.
Dan Wilks and Farris Wilks, together with certain of their affiliates, (collectively, the “Wilks Parties”) collectively hold a controlling interest in the Company. Certain Wilks Parties also own certain securities of USWS. Upon the consummation of the Merger, the Wilks Parties will receive an aggregate of 4,112,407 shares of the Company’s

Class A Common Stock as merger consideration (assuming, solely for the purpose of this calculation, a hypothetical closing date of October 31, 2022), which, based on the Company’s Class A Common Stock June 21, 2022 closing price, would be approximately $88.4 million.
The parties to the Merger Agreement made representations, warranties and covenants that are customary for transactions of this nature. The representations and warranties of the respective parties to the Merger Agreement will not survive the closing of the Merger. The Merger Agreement includes customary covenants of the parties, including, among others, covenants (a) for the Parties to conduct their respective businesses in the ordinary course during the interim period between the date of the execution of the Merger Agreement and the consummation of the Merger, (b) that the Parties not engage in certain kinds of transactions during the interim period between the date of the execution of the Merger Agreement and the consummation of the Merger, (c) that the Company use commercially reasonable efforts to obtain and consummate a financing to fund the repayment in connection with the closing of the Merger of certain indebtedness of USWS and its subsidiaries as promptly as reasonably possible following the date of the Merger Agreement, (d) that USWS reasonably cooperate with such financing efforts and (e) providing for the Company and USWS to cooperate in the preparation, and obtaining the effectiveness of, the Registration Statement (as defined in the Merger Agreement) to be used in connection with the Merger.
USWS further agreed (a) to amend the terms of certain USWS securities, and to use commercially reasonable efforts to amend certain USWS equity awards, each as described in the USWS Merger
8-K,
(b) not to solicit proposals relating to alterative business combination transactions or, subject to certain exceptions, enter into discussions or an agreement concerning or provide confidential information in connection with any proposals for alternative business combination transactions and (c) as soon as practicable following the date of the Merger Agreement convene and hold a special meeting of the holders of USWS Common Stock for the purposes of obtaining the approval of the stockholders of USWS.
The consummation of the Merger is subject to customary conditions, including, among others, (a) receipt of the approval of the stockholders of USWS, (b) the absence of any applicable law or order prohibiting the consummation of the Merger or the issuance of Company stock in connection with the Merger, (c) the expiration or termination of the HSR Act waiting period, (d) the effectiveness of the registration statement in connection with the Merger, (e) approval of the issuance of Company stock in connection with the Merger for listing on Nasdaq, (f) subject to certain exceptions, the accuracy of the representations and warranties of each party, (g) the performance in all material respects of each party of its obligations under the Merger Agreement and (h) the absence of a material adverse effect on the Company and USWS.
The Merger Agreement contains certain termination rights for both the Company and USWS and further provides that, upon termination of the Merger Agreement under specified circumstances, USWS may be required to pay the Company a termination fee of $8,000,000 or reimburse ProFrac for certain expenses in an amount up to $3,000,000, in each case, depending on the termination event.

11. Subsequent events
The ProFrac Predecessor has evaluated events subsequent to December 31, 2021 through March 31, 2022, the date these financial statements were made available to be issued, and report the following events:

a)	On January 31, 2022, Best Flow and Equify Financial entered into an agreement to amend the Best Flow Credit Facility to increase the facility by $6.0 million to $15.0 million. This amendment triggered a Term Loan covenant violation which restricted additional borrowings, but a waiver was received. This facility was extinguished on March 4, 2022.

b)	On February 16, 2022, Eagleton elected to receive in cash the $3.9 million deferred purchase price consideration related to the Company’s purchase of its noncontrolling interest in Best Flow. This obligation was paid March 2, 2022.

c)	On February 9, 2022, the Company entered into an agreement to purchase all the series
A-1
&
B-1
preferred units of BPC for $46.0 million (“Basin Units Acquisition”), consisting of $40.0 million to BPC for series
A-1
&
B-1
preferred units and $6.0 million to selling holders of BPC series
B-1
preferred units. The Company had an investment of $4.4 million in BPC as of December 31, 2021.

d)	In February 2022, ProFrac and its Term Loan lenders entered into an agreement to amend the Term Loan. The amendment expanded the facility by $48.0 million, the Term Loan lenders consented to the Basin Units Acquisition funded by the additional proceeds from the Term Loan, and the Term Loan lenders waived certain covenant violations that occurred in early 2022. There were no further covenant violations between this amendment and the extinguishment of the Term Loan on March 4, 2022.

e)
On February 2, 2022, ProFrac entered into an agreement with Flotek pursuant to which Flotek will provide full downhole chemistry solutions for a minimum of ten hydraulic fleets or 33% of our
Pre-Acquisition
Fleets for three years starting on April 1, 2022, at a price of cost plus 7.0% (“Flotek Supply Agreement”). In exchange for entry into the Flotek Supply Agreement, we received $10.0 million in initial principal amount of notes that are convertible into Flotek common stock and acquired an additional $10.0 million in principal amount of such notes in a related private offering transaction. On February 16, 2022, the Flotek Supply Agreement was amended to increase the term to ten years and increase the scope to 30 fleets. In exchange, Flotek agreed to issue us $50.0 million in initial principal amount of notes that will be convertible into Flotek common stock The Flotek Supply Agreement Amendment includes a minimum annual volume commitment whereby we will be obligated to pay Flotek liquidated damages equal to 25% of the shortfall for such year, should we fail to meet the minimum purchase amount. The notes issued to ProFrac accrue paid-in-kind
interest at a rate of 10% per annum, have a maturity of one year, and convert into common stock of Flotek (a) at the holder’s option at any time prior to maturity, at a price of $1.088125 per share, (b) at Flotek’s option, if the volume-weighted average trading price of Flotek’s common stock equals or exceeds $2.50 for 20 trading days during a 30 consecutive trading day period, or (c) at maturity, at a price of $0.8705 (the “Convertible Notes”).

f)	On February 4, 2022, a related party entered into a Rights Agreement with Encantor Properties LP, one of the sellers from whom the Company purchased the Munger Ranch property, under which the related party was assigned rights to $8.1 million of the $30.0 million in consideration related to the Munger purchase.

g)	On February 14, 2022, the Company issued an unsecured promissory note to FHE USA, LLC, a subsidiary of BPC in an aggregate principal amount of $1.3 million. The note accrues PIK interest quarterly at a rate of 5.0% per annum and has a stated maturity date of February 14, 2027.

h)	On March 4, 2022, the Company entered into a senior secured term loan credit agreement (“New Term Loan Credit Facility”), with Piper Sandler Finance LLC, as administrative agent and collateral agent, and the lenders party thereto. The New Term Loan Credit Facility provides for a term loan in an aggregate principal amount of $450.0 million. The New Term Loan Credit Facility has a maturity date of March 4, 2025. Borrowings under the New Term Loan Credit Facility bear interest at the greater of Adjusted Term SOFR or 1.0%, plus a margin of 6.50% to 8.00% (8.50% until October 1, 2022), depending on the total net leverage ratio as defined under the New Term Loan Credit Facility. The interest rate was 9.5% as of the date of funding.

i)	On March 4, 2022, the Company entered into a senior secured asset-based revolving credit agreement (the “New ABL Credit Facility”), with JPMorgan Chase Bank N.A., as administrative agent and collateral agent, and the lenders party thereto. The New ABL Credit Facility provides for an asset-based revolving credit facility, originally in the amount of up to $100.0 million, subject to borrowing base availability, and has a maturity date of March 4, 2027. The interest rate was 4.0% as of the date of funding. As of March 30, 2022, the borrowing base is estimated to be $158.9 million, therefore maximum availability under the New ABL Credit Facility is the facility maximum of $100.0 million. There were $70.7 million of borrowings outstanding and $9.2 million of letters of credit outstanding, resulting in approximately $20.1 million of availability under the New ABL Credit Facility.

j)	On March 4, 2022, the Company entered into a $45.8 million subordinated promissory note with Equify Financial (“Equify Bridge Loan”). The Equify Bridge loan accrues interest at a rate of 1.00% and matures in March 2027.

k)	On March 4, 2022, the Company entered into a $22.0 million subordinated promissory note with THRC Holdings, L.P., a related party (“Backstop Note”). The Backstop Note accrues interest at a rate of 1.74% and matures in March 2027.

l)	On March 4, 2022, the Company entered into a $22.0 million subordinated promissory note with THRC Holdings, L.P. (“THRC Holdings”), a related party (“Closing Date Note”). The Closing Date Note accrues interest at a rate of 1.74% and matures in March 2027.
The following table summarizes the principal maturity schedule for our long-term debt outstanding as of March 30, 2022:

	2022	2023	2024	2025	2026	Thereafter
New ABL Credit Facility	$—	$—	$—	$—	$—	$70,706
New Term Loan Credit Facility	16,875	22,500	22,500	388,125	—	—
First Financial loan	11,627	15,890	—	—	—	—
Equify Bridge Loan	—	—	—	—	—	45,800
Backstop Note	—	—	—	—	—	22,000
Closing Date Note	—	—	—	—	—	22,000
Other indebtedness	136	173	152	101	75	386
Total	$28,638	$38,563	$22,652	$388,226	$75	$160,892

m)	On March 4, 2022 the Company extinguished the Term Loan, ABL Credit Facility, Best Flow Credit Facility, Best Flow Note and Alpine Promissory Note. All were refinanced by the New ABL Credit Facility, New Term Loan Credit Facility and Equify Bridge Loan, and as such the extinguishments were non-cash
transactions for the Company. The Company recognized a loss on extinguishment of debt of $8.3 million associated with these extinguishments.

n)	On March 4, 2022, the Company acquired the outstanding stock of FTS International, Inc. (“FTSI”) for a purchase price of $407.5 million, consisting of cash consideration of $334.6 million, and certain equity interests of $72.9 million (the “FTSI Acquisition”).
We will account for the acquisition of FTSI using the acquisition method of accounting. We use our best estimates and assumptions to assign fair value to the tangible and intangible assets expected to be acquired and liabilities expected to be assumed at the acquisition date. The Company is still evaluating the purchase price allocation and the initial accounting for the business combination. Neither were completed prior to March 31, 2022, the date these financial statements were made available to be issued. The determination and preliminary allocation of the purchase consideration are subject to change during the measurement period (up to one year from the date the acquisition closes) as we finalize the valuations of the net tangible and intangible assets acquired and liabilities assumed. The estimated purchase price allocation is not necessarily indicative of or intended to represent the results that would have been achieved had the FTSI Acquisition been consummated as of the dates indicated or that may be achieved in the future.
The Company has performed a preliminary valuation analysis of the fair market value of FTSI’s assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as of December 31, 2021 (in thousands):

Assets acquired:
Cash and cash equivalents	$85,149
Accounts receivable	67,303
Prepaid expense and other assets	4,238
Inventories	38,540
Property, plant and equipment	284,108
Goodwill and intangible assets	36,500
Other assets	1,473

Total assets acquired	517,311

Liabilities assumed:
Accounts payable	70,591
Accrued expenses	37,932
Other current liabilities	309
Other non-current liabilities	979

Total liabilities assumed	109,811

Net assets acquired	$407,500

The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (i) changes in the fair value of property, plant and equipment, (ii) changes to intangible assets and goodwill and (iii) other changes to assets and liabilities.

o)	In connection with the completion of the FTSI Acquisition, FTSI conveyed to Wilks Development, LLC, an affiliate of ProFrac LLC, substantially all of FTSI’s owned real property consisting primarily of FTSI’s manufacturing facilities in exchange for net cash consideration of $44.4 million. The Company leased such real property from Wilks Development, LLC in exchange for aggregate lease payments of $51.6 million through March 2032 (the “FTSI Sale Leaseback”).